Execution Copy


                        MORTGAGE LOAN PURCHASE AGREEMENT


     This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of December 17, 1997, between GMAC Commercial Mortgage Corporation as seller (the "Seller") and GMAC Commercial Mortgage Securities, Inc. as purchaser (the "Purchaser").

     The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

     It is expected that the Mortgage Loans will be transferred, together with other multifamily and commercial mortgage loans to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investor's Services, Inc. and Duff & Phelps Credit Rating Co. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 1997 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer") and State Street Bank and Trust Company as trustee (in such capacity, the "Trustee"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement.

     The Purchaser intends to sell certain of the Certificates to Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corp. (together, the "Underwriters") pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the remaining Certificates (the "Non-Registered Certificates") to Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. (the "Initial Purchasers"), pursuant to a certificate purchase agreement dated the date hereof (the "Certificate Purchase Agreement").

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

     SECTION 1. Agreement to Purchase.

     The Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on December 17, 1997 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on December 17, 1997 (the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $548,694,136, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be determined and paid to the Seller in accordance with the terms of an allocation agreement dated the date hereof (the "Allocation Agreement"), to which the Seller and Purchaser, among others, are parties.

     SECTION 2. Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt by the Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses in accordance with the Allocation Agreement), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller.

     (b) In connection with the Seller's assignment pursuant to subsection (a) above, the Seller hereby agrees that, at least five (5) Business Days before the Closing Date, it shall have delivered to and deposited with the Trustee, the Mortgage File (as described on Exhibit B hereto) for each Mortgage Loan so assigned. It is further acknowledged and agreed by the Seller that the Purchaser intends to cause the Trustee to perform a limited review of such Mortgage Files to enable the Trustee to confirm to the Purchaser on or before the Closing Date that the Mortgage Note referred to in clause (i) of Exhibit B has been delivered by the Seller with respect to each such Mortgage File. In the event Seller fails to so deliver each such Mortgage File to the Trustee, the Purchaser and its successors and assigns shall be entitled to pursue any rights or remedies in respect of such failure as may be available under applicable law. If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv), (viii),
(xi)(A) and (xii) of Exhibit B, with evidence of recording thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) within 180 days of the Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no less often than quarterly, in good faith attempting to obtain from the appropriate county recorder's or filing office such original or copy). If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (ix) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of this
Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Trustee a commitment for title insurance "marked-up" at the closing of such Mortgage Loan, and the Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. On the Closing Date, upon notification from the Seller that the purchase price referred to in Section 1 (exclusive of any applicable holdback for transaction expenses in accordance with the Allocation Agreement) has been received by the Seller, the Trustee shall be authorized to release to the Purchaser or its designee all of the Mortgage Files in the Trustee's possession relating to the Mortgage Loans.

     (c) As to each Mortgage Loan, the Seller shall be responsible for all costs associated with the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (v) of Exhibit B and each UCC-2 and UCC-3, if any, referred to in clause (xi)(B) of Exhibit B; provided that the Seller shall not be responsible for actually recording or filing any such document or instrument. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) for recording or filing, as appropriate, at the Seller's expense.

     (d) All documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B (all such other documents and records, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date. If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller shall deliver a copy of the related Servicing File to the Master Servicer.

     (e) The Seller's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale.

     SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

     The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

     SECTION 4. Representations, Warranties and Covenants of the Seller.

     (a) The Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, and its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), each of the representations and warranties set forth in Exhibit C, with such changes or modifications as may be permitted or required by the Rating Agencies.

     (b) In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

          (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of California, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement.

          (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (vi) No litigation is pending with regard to which Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Seller from entering into this Agreement or materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

          (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

          (viii)  Neither  the Seller  nor  anyone  acting on its behalf has (A)
     offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or
     (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate not otherwise intended to be a Registered Certificate. In addition, the Seller will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein. For purposes of this paragraph 4(b)(viii), the term "similar security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Mortgage Loans or any substantial number thereof.

          (ix) Insofar as it relates to the Mortgage Loans, the information set forth on pages A-6 through A-8, inclusive, of Annex A to the Prospectus Supplement (as defined in Section 9) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the Mortgage Loans and/or the Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Prospectus Supplement and the Memorandum (also as defined in Section 9) under the headings "Summary of the Prospectus Supplement--The Mortgage Asset Pool", "Risk Factors--The Mortgage Loans" and "Description of the Mortgage Asset Pool", set forth on Annex A to the Prospectus Supplement and (to the extent it contains information consistent with that on such Annex A) set forth on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (x) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loans to the Purchaser,
     (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection
(a) above and set forth in Exhibit C which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto.

     SECTION 5. Representations, Warranties and Covenants of the Purchaser.

     (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

          (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

          (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

     (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

     SECTION 6. Repurchases.

     (a) Within 90 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, of a Defect (as defined in the Pooling and Servicing Agreement) in respect of the Mortgage File for any Mortgage Loan or a breach of any representation or warranty made pursuant to Section 4(a) and set forth in Exhibit C, which Defect or breach, as the case may be, materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), the Seller shall cure such Defect or breach, as the case may be, in all material respects or repurchase the affected Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s); provided, however, that in lieu of effecting any such repurchase, the Seller will be permitted to deliver a Qualifying Substitute Mortgage Loan and to pay a cash amount equal to the applicable Substitution Shortfall Amount, subject to the terms and conditions of the Pooling and Servicing Agreement.

     If the Seller is notified of a defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Seller shall promptly correct such defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes.

     (b) Notwithstanding Section 6(a), within 60 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the Seller shall repurchase such Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s).

     In addition, if, as of the Closing Date, any Mortgage Loan is secured by a Mortgage that does not constitute a valid first lien upon the related Mortgaged Property, including all buildings located thereon and all fixtures attached thereto, or if a Mortgage is subject to something other than (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (C) exceptions and exclusions specifically referred to in the lender's title insurance policy issued or, as evidenced by a "marked-up" commitment, to be issued in respect of such Mortgage Loan and (D) those exceptions set forth on Schedule C-1 to Exhibit C hereto (the exceptions set forth in the foregoing clauses (A), (B), (C) and (D) collectively, "Permitted Encumbrances"), or if the insurer that issued the Title Policy referred to in clause (vi) of Exhibit C hereto in respect of any Mortgage Loan was not qualified to do business in the state in which the related Mortgaged Property is located, and in either case such failure materially and adversely affects the interests of holder of Certificates, (any such failure that materially and adversely affects the interests of holders of Certificates, also a "Material Breach"), the Seller shall be required, at its option, to either (i) cure such Material Breach in all material respects or (ii) repurchase the affected Mortgage Loan, in each case, within the applicable Permitted Cure Period. If any such Material Breach is not corrected or cured in all material respects within the applicable Permitted Cure Period, the Seller shall, not later than the last day of such Permitted Cure Period, (i) repurchase the affected Mortgage Loan from the Purchaser or its assignee at the applicable Purchase Price or (ii) if within the three-month period commencing on the closing date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), at its option, replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan and pay any corresponding Substitution Shortfall Amount. The Seller agrees that any such repurchase or substitution shall be completed in accordance with and subject to the terms and conditions of the Pooling and Servicing Agreement.

         For purposes of the foregoing, and subject to the following paragraph, the "Permitted Cure Period" applicable to any Defect or Material Breach in respect of any Mortgage Loan shall be the 90-day period immediately following the earlier of the discovery by the Seller or receipt by the Seller of notice of such Defect or Material Breach, as the case may be; provided that if such Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period, but is reasonably likely that such Defect or Material Breach, as the case may be, could be corrected or cured within 180 days of the earlier of discovery by the Seller and receipt by the Seller of notice of such Material Documents Defect or Material Breach, as the case may be, and the Seller is diligently attempting to effect such correction or cure, then the applicable Permitted Cure Period shall, with the consent of the Purchaser or its assignee (which consent shall not be unreasonably withheld), be extended for an additional 90 days.

     (c) In connection with any repurchase of or substitution for a Mortgage Loan contemplated by this Section 6, the then owner(s) thereof shall tender or cause to be tendered promptly to the Seller, upon delivery of a receipt executed by the Seller, the related Mortgage File and Servicing File, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Purchaser or the Trustee shall be endorsed or assigned, as the case may be, to the Seller in the same manner. The form and sufficiency of all such instruments and certificates shall be the responsibility of the Seller.

     (d) Except as provided in Section 2(b), this Section 6 provides the sole remedies available to the Purchaser, and its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates) respecting any Defect in a Mortgage File or any breach of any representation or warranty made pursuant to Section 4(a) and set forth in Exhibit C, or in connection with the circumstances described in Section 6(b). If the Seller defaults on its obligations to repurchase any Mortgage Loan in accordance with Section 6(a) or 6(b) or disputes its obligation to repurchase any Mortgage Loan in accordance with either such subsection, the Purchaser or its successors and assigns may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. The Seller shall reimburse the Purchaser for all necessary and reasonable costs and expenses incurred in connection with such enforcement.

     SECTION 7. Closing.

     The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103 at 10:00 a.m., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Seller specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

          (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

          (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to Section 3 shall be satisfactory to the Purchaser in its sole determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (vi) The Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

          (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

     SECTION 8. Closing Documents.

     The Closing Documents shall consist of the following:

     (a) This Agreement duly executed and delivered by the Purchaser and the Seller;

     (b) An Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely, attaching thereto as exhibits the organizational documents of the Seller;

     (c) A certificate of good standing regarding the Seller from the Secretary of State for the State of California, dated not earlier than 30 days prior to the Closing Date;

     (d) A certificate of the Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely;

     (e) Written opinions of counsel for the Seller, substantially in the form of Exhibits D-3A and D-3B hereto and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser and each Underwriter;

     (f) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser and each Underwriter as an addressee; and

     (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

     SECTION 9. Indemnification.

     (a) The Seller agrees to indemnify and hold harmless the Purchaser, its officers and directors, and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange
Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any such Computational Materials or ABS Term Sheets, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent that (i) any such untrue statement or alleged untrue statement is with respect to information regarding the Mortgage Loans contained in the Loan Detail or, to the extent consistent therewith, the Diskette, or (ii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding  the  Seller  or  the  Mortgage  Loans  contained  in  the  Prospectus
Supplement or the Memorandum under the headings "Summary of Prospectus Supplement - The Mortgage Asset Pool", "Risk Factors - The Mortgage Loans" and/or "Description of the Mortgage Asset Pool" or contained on Annex A to the Prospectus Supplement (exclusive of the Loan Detail), and such information does not represent a restatement or aggregation of information contained in the Loan Detail; or (iii) such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 4; provided, that the indemnification provided by this Section 9 shall not apply to the extent that such untrue statement of a material fact or omission of a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, was made as a result of an error in the manipulation of, or calculations based upon, the Loan Detail. This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

     For purposes of the foregoing, "Registration Statement" shall mean the registration statement No. 333-37717 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated December 17, 1997, as supplemented by the prospectus supplement dated December 17, 1997 (the "Prospectus Supplement"), relating to the Registered Certificates; "Memorandum" shall mean the private placement memorandum dated December 17, 1997, relating to the Non-Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); and "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters").

     (b) Promptly after receipt by any person entitled to indemnification under this Section 9 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, which approval will not be unreasonably withheld, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the indemnifying party, representing all the indemnified parties under Section 9(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

     (c) If the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties

     (d) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 9(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 9(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 9, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any indemnified party, and (iii) acceptance of and payment for any of the Certificates.

     SECTION 10. Costs.

     Costs relating to the transactions contemplated hereby shall be borne by the respective parties hereto in accordance with the Allocation Agreement.

     SECTION 11. Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to GMAC Commercial Mortgage
Corporation, at 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to GMAC Commercial Mortgage Corporation, or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

     SECTION 12. Third Party Beneficiaries.

     Each of the officers,  directors  and  controlling  persons  referred to in
Section 9 hereof is an intended third party beneficiary of the covenants and indemnities of the Seller set forth in Section 9 of this Agreement. It is acknowledged and agreed that such covenants and indemnities may be enforced by or on behalf of any such person or entity against the Seller to the same extent as if it was a party hereto.

     SECTION 13. Representations, Warranties and Agreements to Survive Delivery.

     All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

         SECTION 14.   Severability of Provisions.

     Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

     SECTION 15. Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     SECTION 16. GOVERNING LAW.

     THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

     SECTION 17. Further Assurances.

     The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     SECTION 18. Successors and Assigns.

     The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder.

The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns, and the indemnified parties referred to in Section 9.

     SECTION 19. Amendments.

     No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced. In addition, this Agreement may not be changed in any manner which would have a material adverse effect on any third party beneficiary under Section 12 hereof without the prior consent of that person.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       GMAC COMMERCIAL MORTGAGE CORPORATION



                                       By: /s/ Elisa George
                                          --------------------------------------
                                       Name: Elisa George
                                            ------------------------------------
                                       Title: Senior Vice President
                                             -----------------------------------


                                       GMAC COMMERCIAL MORTGAGE SECURITIES, INC.


                                       By: /s/ Elisa George
                                          --------------------------------------
                                       Name: Elisa George
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

     The Mortgage Loan Schedule shall set forth, among other things, the following information with respect to each Mortgage Loan:

     (i)    the loan number;

     (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

     (iii) the Mortgage Rate in effect as of the Cut-off Date and whether such Mortgage Loan is an ARM Loan or a Fixed-Rate Loan;

     (iv)   the original principal balance;

     (v)    the Cut-off Date Balance;

     (vi) the (A) remaining term to stated maturity, (B) with respect to each ARD Loan, the Anticipated Repayment Date and (C) Stated Maturity Date;

     (vii)  the Due Date;

     (viii) the amount of the Monthly Payment due on the first Due Date following the Cut-off Date;

     (ix) in the case of an ARM Loan, the (A) Index, (B) Gross Margin, (C) first Mortgage Rate adjustment date following the Cut-off Date and the frequency of Mortgage Rate adjustments, and (D) maximum and minimum lifetime Mortgage Rate, if any;

     (x)    whether  such  Mortgage  Loan is an  ARD Loan or a Defeasance  Loan;
            and

     (xi)   the Master Servicing Fee Rate.

The Mortgage Loan Schedule shall also set forth the aggregate Cut-off Date Balance for all of the Mortgage Loans. Such list may be in the form of more than one list, collectively setting forth all of the information required.

====================================================================================================================================
Seller   Loan Number            Property Name                                               Property Address
====================================================================================================================================
GMAC     GMAC4010               Oxford House Apartments                                     6451 - 6461 Oxford Avenue
GMAC     GMAC4020               Colonial Park Apartments                                    220 - 260 and 291 NE 38th Street
GMAC     GMAC4030               Victorian Village Apartments                                11969 Continental Drive
GMAC     GMAC4040               Sorrento Mesa Crossroads                                    10066 Pacific Heights Boulevard
GMAC     GMAC4050               Oliver House Apartments                                     3715 Warrensville Center Road
GMAC     GMAC4060               Bank Street Court Apartments                                24 - 30 Bank Street
GMAC     GMAC4070               Washington Street Retail                                    449 - 463 Washington Street
GMAC     GMAC4080               630 Park Avenue                                             630 Park Avenue
GMAC     GMAC4090               Broadway Mesa                                               506 - 710 West Broadway Road
GMAC     GMAC4100               230 Grand Street                                            230 Grand Street
                                                                                            1900, 1920-1940, and 1921-1941 Nestor
GMAC     GMAC4110               Beyerwood Apartments                                        Place, and 2060-2080 Nestor Avenue
GMAC     GMAC4120               Sedona Apartments                                           1039 South Parker Road
GMAC     GMAC4130               Patuxent Motor Inn                                          22769 Three Notch Road
GMAC     GMAC4140               Sheraton Four Points                                        980 Hospitality Way
GMAC     GMAC4150               Triangle Village Auto Mall                                  2105 North Carolina Hwy 54
GMAC     GMAC4170               Central Park Apartments                                     390 West Crestline Drive
GMAC     GMAC4180               Laurel Park Apartments                                      511 Avenue H
GMAC     GMAC4200               1510 North Broad Street                                     1510 North Broad Street
GMAC     GMAC4210               Queen Esther Square                                         600 North Sepulveda Boulevard
GMAC     GMAC4220               Sunrise at the Pinnacle - Phase I                           Eastern side of Wrangleboro Road
GMAC     GMAC4240               Allen Center                                                150 Allen Road
GMAC     GMAC4250               Airport Plaza                                               108 - 130 North DuPont Parkway
GMAC     GMAC4260               Yeshiva Apartment Portfolio                                 Various Addresses
GMAC     GMAC4260A              Yeshiva Apartments                                          815 - 975 Forest Avenue
GMAC     GMAC4260B              NP Apartment Buildings                                      Various Addresses
GMAC     GMAC4270               Presidential Golfview Condominiums                          1860 North Congress Avenue
GMAC     GMAC4280               Port Atwater Parking                                        200 Beaubien Street
GMAC     GMAC4290               Clayton Valley Shopping Center                              5400 Ygnacio Valley Road
GMAC     GMAC4300               University Club Apartments                                  12024 Royal Wulff Lane
GMAC     GMAC4310               Green Mountain Village Retail Center                        2950 South Bear Creek Boulevard
                                                                                            28016-28026 Oakland Oaks Court and
GMAC     GMAC4320               Grand Oaks Commerce Center                                  28003-28023 Center Oaks Court
GMAC     GMAC4330               Emerald Woods Apartments                                    2 Lockhart Circle
GMAC     GMAC4340               Santa Fe Village Apartments                                 4554 - 4616 Hercules Avenue
GMAC     GMAC4350               Cambridge Manor Apartments                                  804 Stoneridge Road
GMAC     GMAC4360               Ferndale Manor Apartments                                   9984 Ferndale Street
GMAC     GMAC4370               Madison Manor Apartments                                    1875 Jenkintown Road
GMAC     GMAC4380               Northgate Plaza Shopping Center                             1000 Rohlwing Road
GMAC     GMAC4390               Hillcroft Plaza Office Building                             6065 Hillcroft Avenue
GMAC     GMAC4400               Trolley Park Apartments                                     500 - 512 Main Street
                                                                                            449 - 459 West 14th Street and 450 West
GMAC     GMAC4410               15th Street Mini Storage                                    15th Street
GMAC     GMAC4420               Meridian Towers                                             2112 New Hampshire Avenue
GMAC     GMAC4430               Brixton Square Apartments                                   4655 South Darlington Avenue


====================================================================================================================================
Seller   Loan Number       City                           State                 Zip Code      Current Rate        Interest Type
====================================================================================================================================
GMAC     GMAC4010          Philadelphia                   Pennsylvania          19111            7.94000              Fixed
GMAC     GMAC4020          Oakland Park                   Florida               33334            8.02000              Fixed
GMAC     GMAC4030          St. Louis                      Missouri              63138            8.12500              Fixed
GMAC     GMAC4040          San Diego                      California            92121            8.12500              Fixed
GMAC     GMAC4050          Shaker Heights                 Ohio                  44122            8.25000              Fixed
GMAC     GMAC4060          Philadelphia                   Pennsylvania          19147            7.89000              Fixed
GMAC     GMAC4070          Boston                         Massachusetts         2111             8.07000              Fixed
GMAC     GMAC4080          Upper Merion Township          Pennsylvania          19406            8.45000              Fixed
GMAC     GMAC4090          Mesa                           Arizona               85210            8.54000              Fixed
GMAC     GMAC4100          New York                       New York              10013            8.75000              Fixed

GMAC     GMAC4110          Philadelphia                   Pennsylvania          19115            7.99000              Fixed
GMAC     GMAC4120          Denver                         Colorado              80231            7.96000              Fixed
GMAC     GMAC4130          California                     Maryland              20619            8.65000              Fixed
GMAC     GMAC4140          Aberdeen                       Maryland              21001            8.65000              Fixed
GMAC     GMAC4150          Durham                         North Carolina        27713            8.49000              Fixed
GMAC     GMAC4170          Boise                          Idaho                 83702            7.45000              Fixed
GMAC     GMAC4180          Boise                          Idaho                 83712            7.45000              Fixed
GMAC     GMAC4200          Hillside                       New Jersey            7205             8.08000              Fixed
GMAC     GMAC4210          El Segundo                     California            90245            7.91000              Fixed
GMAC     GMAC4220          Galloway Township              New Jersey            8201             7.84000              Fixed
GMAC     GMAC4240          Bernards Township              New Jersey            7938             7.87500              Fixed
GMAC     GMAC4250          New Castle                     Delaware              19720            8.39000              Fixed
GMAC     GMAC4260          Lakewood                       New Jersey            08701            8.09000              Fixed
GMAC     GMAC4260A         Lakewood                       New Jersey            8701             0.00000
GMAC     GMAC4260B         Lakewood                       New Jersey            8701             0.00000
GMAC     GMAC4270          West Palm Beach                Florida               33401            8.12000              Fixed
GMAC     GMAC4280          Detroit                        Michigan              48226            7.75000              Fixed
GMAC     GMAC4290          Concord                        California            94521            8.85000              Fixed
GMAC     GMAC4300          Orlando                        Florida               32817            7.62500              Fixed
GMAC     GMAC4310          Lakewood                       Colorado              80228            8.05000              Fixed

GMAC     GMAC4320          Wixom                          Michigan              48393            7.26000              Fixed
GMAC     GMAC4330          Forest Hill                    Maryland              21050            8.37500              Fixed
GMAC     GMAC4340          El Paso                        Texas                 79904            9.07000              Fixed
GMAC     GMAC4350          Wallkill                       New York              10940            8.12500              Fixed
GMAC     GMAC4360          Philadelphia                   Pennsylvania          19115            8.62500              Adjustable
GMAC     GMAC4370          Jenkintown                     Pennsylvania          19046            8.98000              Fixed
GMAC     GMAC4380          Lombard                        Illinois              60148            9.37500              Fixed
GMAC     GMAC4390          Houston                        Texas                 77081            8.93000              Fixed
GMAC     GMAC4400          East Haven                     Connecticut           6512             8.00000              Fixed

GMAC     GMAC4410          New York                       New York              10011            8.68750              Adjustable
GMAC     GMAC4420          Washington                     District of Columbia  20009            8.10000              Adjustable
GMAC     GMAC4430          Tulsa                          Oklahoma              74135            7.75000              Fixed


====================================================================================================================================
Seller   Loan Number         Original Balance          Cut-off Date Balance     Remaining Term         Maturity Date       Due Date
====================================================================================================================================
GMAC     GMAC4010             3,675,000.00                3,659,236.08               116                 8/1/07               01
GMAC     GMAC4020             3,000,000.00                2,991,900.13               176                 8/1/12               01
GMAC     GMAC4030             7,200,000.00                7,185,774.72               117                 9/1/07               01
GMAC     GMAC4040             2,850,000.00                2,844,369.16               117                 9/1/07               01
GMAC     GMAC4050             8,500,000.00                8,483,627.47               117                 9/1/07               01
GMAC     GMAC4060             2,560,000.00                2,554,695.96                81                 9/1/04               01
GMAC     GMAC4070             2,750,000.00                2,744,505.83               117                 9/1/07               01
GMAC     GMAC4080             1,350,000.00                1,347,503.66                81                 9/1/04               01
GMAC     GMAC4090             4,100,000.00                4,088,075.84                81                 9/1/04               01
GMAC     GMAC4100             3,000,000.00                2,952,486.13               117                 9/1/07               01

GMAC     GMAC4110             2,500,000.00                2,494,923.78               117                 9/1/07               01
GMAC     GMAC4120             7,000,000.00                6,985,700.18               117                 9/1/07               01
GMAC     GMAC4130             3,900,000.00                3,888,860.41               117                 9/1/07               01
GMAC     GMAC4140             4,620,000.00                4,606,803.88               117                 9/1/07               01
GMAC     GMAC4150             3,075,000.00                3,069,360.26               117                 9/1/07               01
GMAC     GMAC4170             4,925,000.00                4,925,000.00               118                10/1/07               01
GMAC     GMAC4180             3,630,000.00                3,630,000.00               118                10/1/07               01
GMAC     GMAC4200             1,300,000.00                1,295,924.88               117                 9/1/07               01
GMAC     GMAC4210             7,750,000.00                7,739,373.38               118                10/1/07               01
GMAC     GMAC4220             4,500,000.00                4,493,741.88               118                10/1/07               01
GMAC     GMAC4240            24,000,000.00               23,966,858.31               118                10/1/07               01
GMAC     GMAC4250             7,700,000.00                7,690,424.09                82                10/1/04               01
GMAC     GMAC4260             6,225,000.00                6,216,770.08               119               10/31/07               01
GMAC     GMAC4260A                      -                           -                  0                                      00
GMAC     GMAC4260B                      -                           -                  0                                      00
GMAC     GMAC4270             5,600,000.00                5,592,641.37               118                10/1/07               01
GMAC     GMAC4280             8,000,000.00                7,988,670.91                82                10/1/04               01
GMAC     GMAC4290            10,125,000.00               10,029,274.24               110                 2/1/07               01
GMAC     GMAC4300            17,000,000.00               16,975,313.60               118                10/1/07               01
GMAC     GMAC4310             1,300,000.00                1,298,267.29               118                10/1/07               01

GMAC     GMAC4320             1,500,000.00                1,490,719.21               118                10/1/07               01
GMAC     GMAC4330             3,525,000.00                3,510,856.09               113                 5/1/07               01
GMAC     GMAC4340             2,250,000.00                2,238,368.38               113                 5/1/07               01
GMAC     GMAC4350             2,000,000.00                1,948,902.41                97                 1/1/06               01
GMAC     GMAC4360               525,000.00                  504,807.76               263                11/1/19               01
GMAC     GMAC4370             2,040,000.00                2,009,090.99               104                 8/1/06               01
GMAC     GMAC4380             7,000,000.00                6,731,399.50                75                 3/1/04               01
GMAC     GMAC4390             1,150,000.00                1,142,722.00                73                 1/1/04               01
GMAC     GMAC4400             3,970,000.00                3,961,623.30               118                10/1/07               01

GMAC     GMAC4410             6,500,000.00                6,486,923.41                75                 3/1/04               01
GMAC     GMAC4420             4,200,000.00                4,194,424.32                81                 9/1/04               01
GMAC     GMAC4430             1,140,000.00                1,138,385.60               118                10/1/07               01

====================================================================================================================================
Seller   Loan Number   Monthly Payment          Index                 Margin       Next Rate Adjustment    Rate Adjustment Frequency
====================================================================================================================================
GMAC     GMAC4010        28,218.33          Not Applicable               -                                       Not Applicable
GMAC     GMAC4020        22,054.78          Not Applicable               -                                       Not Applicable
GMAC     GMAC4030        53,459.80          Not Applicable               -                                       Not Applicable
GMAC     GMAC4040        21,161.17          Not Applicable               -                                       Not Applicable
GMAC     GMAC4050        63,857.66          Not Applicable               -                                       Not Applicable
GMAC     GMAC4060        18,588.44          Not Applicable               -                                       Not Applicable
GMAC     GMAC4070        20,312.88          Not Applicable               -                                       Not Applicable
GMAC     GMAC4080        10,332.53          Not Applicable               -                                       Not Applicable
GMAC     GMAC4090        33,124.90          Not Applicable               -                                       Not Applicable
GMAC     GMAC4100        37,598.03          Not Applicable               -                                       Not Applicable

GMAC     GMAC4110        18,326.69          Not Applicable               -                                       Not Applicable
GMAC     GMAC4120        51,168.46          Not Applicable               -                                       Not Applicable
GMAC     GMAC4130        31,799.06          Not Applicable               -                                       Not Applicable
GMAC     GMAC4140        37,669.65          Not Applicable               -                                       Not Applicable
GMAC     GMAC4150        23,622.30          Not Applicable               -                                       Not Applicable
GMAC     GMAC4170        34,267.75          Not Applicable               -                                       Not Applicable
GMAC     GMAC4180        25,257.25          Not Applicable               -                                       Not Applicable
GMAC     GMAC4200        10,102.60          Not Applicable               -                                       Not Applicable
GMAC     GMAC4210        56,381.27          Not Applicable               -                                       Not Applicable
GMAC     GMAC4220        32,518.87          Not Applicable               -                                       Not Applicable
GMAC     GMAC4240       174,016.65          Not Applicable               -                                       Not Applicable
GMAC     GMAC4250        58,607.11          Not Applicable               -                                       Not Applicable
GMAC     GMAC4260        46,068.01          Not Applicable               -                                       Not Applicable
GMAC     GMAC4260A              -           Not Applicable               -                                       Not Applicable
GMAC     GMAC4260B              -           Not Applicable               -                                       Not Applicable
GMAC     GMAC4270        41,560.24          Not Applicable               -                                       Not Applicable
GMAC     GMAC4280        57,312.98          Not Applicable               -                                       Not Applicable
GMAC     GMAC4290        83,931.04          Not Applicable               -                                       Not Applicable
GMAC     GMAC4300       120,324.94          Not Applicable               -                                       Not Applicable
GMAC     GMAC4310         9,584.29          Not Applicable               -                                       Not Applicable

GMAC     GMAC4320        13,701.40          Not Applicable               -                                       Not Applicable
GMAC     GMAC4330        26,792.55          Not Applicable               -                                       Not Applicable
GMAC     GMAC4340        18,630.61          Not Applicable               -                                       Not Applicable
GMAC     GMAC4350        15,602.30          Not Applicable               -                                       Not Applicable
GMAC     GMAC4360         4,278.91          One Year Treasury         3.000                                      Annually
GMAC     GMAC4370        17,091.68          Not Applicable               -                                       Not Applicable
GMAC     GMAC4380        70,513.07          Not Applicable               -                                       Not Applicable
GMAC     GMAC4390         9,195.30          Not Applicable               -                                       Not Applicable
GMAC     GMAC4400        30,641.10          Not Applicable               -                                       Not Applicable

GMAC     GMAC4410        53,440.62          One Month LIBOR           3.000                                      Monthly
GMAC     GMAC4420        31,455.88          One Month LIBOR           2.100                                      Monthly
GMAC     GMAC4430         8,167.10          Not Applicable               -                                       Not Applicable


=====================================================================================================================
Seller   Loan Number       Rate Cap       Rate Floor       ARD Loan      Defeasance Loan         Master Servicing Fee
=====================================================================================================================
GMAC     GMAC4010             -                 -             No              NAP                       0.0200
GMAC     GMAC4020             -                 -             No              NAP                       0.0200
GMAC     GMAC4030             -                 -             No              NAP                       0.0200
GMAC     GMAC4040             -                 -             No              NAP                       0.0200
GMAC     GMAC4050             -                 -             No              NAP                       0.0200
GMAC     GMAC4060             -                 -             No              NAP                       0.0200
GMAC     GMAC4070             -                 -             No              NAP                       0.0200
GMAC     GMAC4080             -                 -             No              NAP                       0.0200
GMAC     GMAC4090             -                 -             No              NAP                       0.0200
GMAC     GMAC4100             -                 -             No              NAP                       0.0200

GMAC     GMAC4110             -                 -             No              NAP                       0.0200
GMAC     GMAC4120             -                 -             No              NAP                       0.0200
GMAC     GMAC4130             -                 -             No              NAP                       0.0200
GMAC     GMAC4140             -                 -             No              NAP                       0.0200
GMAC     GMAC4150             -                 -             No              NAP                       0.0200
GMAC     GMAC4170             -                 -             No              NAP                       0.0200
GMAC     GMAC4180             -                 -             No              NAP                       0.0200
GMAC     GMAC4200             -                 -             No              NAP                       0.0200
GMAC     GMAC4210             -                 -             No              NAP                       0.0200
GMAC     GMAC4220             -                 -             No              NAP                       0.0200
GMAC     GMAC4240             -                 -             No              NAP                       0.0200
GMAC     GMAC4250             -                 -             No              NAP                       0.0200
GMAC     GMAC4260             -                 -             No              NAP                       0.0200
GMAC     GMAC4260A            -                 -             No              No                        0.0200
GMAC     GMAC4260B            -                 -             No              No                        0.0200
GMAC     GMAC4270             -                 -             No              NAP                       0.0200
GMAC     GMAC4280             -                 -             No              NAP                       0.0200
GMAC     GMAC4290             -                 -             No              NAP                       0.0200
GMAC     GMAC4300             -                 -             No              NAP                       0.0200
GMAC     GMAC4310             -                 -             No              NAP                       0.0200

GMAC     GMAC4320             -                 -             No              NAP                       0.0200
GMAC     GMAC4330             -                 -             No              NAP                       0.0200
GMAC     GMAC4340             -                 -             No              NAP                       0.0200
GMAC     GMAC4350             -                 -             No              NAP                       0.0200
GMAC     GMAC4360         11.250             7.250            No              NAP                       0.0200
GMAC     GMAC4370             -                 -             No              NAP                       0.0200
GMAC     GMAC4380             -                 -             No              NAP                       0.0200
GMAC     GMAC4390             -                 -             No              NAP                       0.0200
GMAC     GMAC4400             -                 -             No              NAP                       0.0200

GMAC     GMAC4410         11.438             5.688            No              NAP                       0.0200
GMAC     GMAC4420             -                 -             No              NAP                       0.0200
GMAC     GMAC4430             -                 -             No              NAP                       0.0200

====================================================================================================================================
Seller   Loan Number            Property Name                                               Property Address
====================================================================================================================================
GMAC     GMAC4440               Pacific Plaza                                               5900 - 5994 Pacific Boulevard
GMAC     GMAC4450               Pine View Apartments                                        4801 North Pine Hills Road
GMAC     GMAC4460               Longwood Apartments I                                       1524 Clearlake Road
GMAC     GMAC4470               Heatherwood Apartments II                                   1005 North Hoagland Boulevard
GMAC     GMAC4480               Palms To Pines - Coast Savings                              72-605 Highway 111
GMAC     GMAC4490               Palms to Pines - In Line Shops                              72 - 608 and 72 - 624 El Paso
GMAC     GMAC4500               Redwood Road Office                                         6243 South Redwood Road
GMAC     GMAC4510               TRW Warehouse                                               2410 - 2420 Santa Fe Avenue
GMAC     GMAC4515               TRW Warehouse                                               2410 - 2420 Santa Fe Avenue
GMAC     GMAC4520               One Westside Plaza                                          11250 West Olympic Boulevard
GMAC     GMAC4530               Cambridge Square Office Building                            10176 Corporate Square Drive
GMAC     GMAC4540               Monterey Beach Hotel                                        2600 Sand Dunes Drive
GMAC     GMAC4550               Amber Grove Apartments                                      4009 - 4031 Marconi Avenue
GMAC     GMAC4560               Briarwest Shopping Center                                   6415 San Felipe
GMAC     GMAC4580               Viacon Building                                             20401 NW 2nd Avenue
GMAC     GMAC4590               Bunker Hill Towers Apartments                               222 and 234 South Figueroa Street
GMAC     GMAC4600               Tivoli Apartments (formerly Maple Hills Apartments)         1483 West Maple Road
GMAC     GMAC4610               Montreux on the Plaza Apartments                            4515 Walnut Street
                                                                                            5815, 5825, 5835, 5845 and 5855 Live
GMAC     GMAC4620               Oakbrook Corporate Center                                   Oak Parkway
GMAC     GMAC4630               11211 Katy Freeway                                          11211 Katy Freeway
GMAC     GMAC4640               1110 Nasa Road One                                          1110 Nasa Road One
GMAC     GMAC4650               Federal Way Center                                          2505 South 320th Street
GMAC     GMAC4660               Caldor Distribution Center                                  1111 Southampton Street
GMAC     GMAC4670               Marketplace Shopping Center                                 2705 Market Street
GMAC     GMAC4680               The Brewster Apartments                                     17 - 25 West 86th Street
                                                                                            5944-5995 Pacific Ctr Blvd, 5940-5960
                                Mira Mesa Dist. Center and                                  Pacific Mesa Ct, 10151-10211 Pacific
GMAC     GMAC4690               Sorrento View Business Park                                 Mesa Blvd.
GMAC     GMAC4700               Sun Prairie Apartments                                      5901 Vista Drive
GMAC     GMAC4710               Hauppauge Shopping Center                                   586 Veterans Memorial Highway
GMAC     GMAC4720               Deer Shore Shopping Center                                  Deer Park Avenue and Bayshore Road
GMAC     GMAC4730               Koll Building                                               4343 Von Karman Avenue
GMAC     GMAC4740               Pamida Home Value Center                                    East Highway 30 at 1st Street
GMAC     GMAC4750               West End Self Storage                                       9120 West Broad Street
GMAC     GMAC4760               Crystal Court Apartments I                                  1969 Crystal Grove Drive
GMAC     GMAC4770               Crystal Court Apartments II                                 1969 Crystal Grove Drive
GMAC     GMAC4780               Longwood Apartments II                                      1524 Clearlake Road
GMAC     GMAC4790               La Crosse Apartments                                        100 Crossroads Boulevard
GMAC     GMAC4800               Country Villa Nursing Center                                340 South Alvarado Street
GMAC     GMAC4810               Washoe Progressive Care Center                              1835 Oddie Boulevard
GMAC     GMAC4820               Walnut Hills Convalescent Center                            3509 Rogge Lane
GMAC     GMAC4830               Quality Care of Waco                                        2501 Maple Avenue
GMAC     GMAC4840               The Columbus Apartments                                     1136 North Columbus Avenue
                                                                                            37 Apple Ridge Road, 4 Old Newton
                                                                                            Road, 3 - 22 Commerce Drive, 5 - 14
GMAC     GMAC4850               Commerce Park                                               Finance Drive


====================================================================================================================================
Seller   Loan Number       City                           State                 Zip Code      Current Rate        Interest Type
====================================================================================================================================
GMAC     GMAC4440          Huntington Park                California            90255            7.66000              Fixed
GMAC     GMAC4450          Orlando                        Florida               32808            7.75000              Fixed
GMAC     GMAC4460          Cocoa                          Florida               32922            7.75000              Fixed
GMAC     GMAC4470          Kissimmee                      Florida               34741            7.75000              Fixed
GMAC     GMAC4480          Palm Desert                    California            92260            7.87500              Fixed
GMAC     GMAC4490          Palm Desert                    California            92260            8.12500              Fixed
GMAC     GMAC4500          Taylorsville                   Utah                  84123            8.26000              Fixed
GMAC     GMAC4510          Redondo Beach                  California            90278            7.89000              Fixed
GMAC     GMAC4515          Redondo Beach                  California            90278            7.19000              Fixed
GMAC     GMAC4520          Los Angeles                    California            90064            7.35000              Fixed
GMAC     GMAC4530          Creve Couer                    Missouri              63132            7.65000              Fixed
GMAC     GMAC4540          Monterey                       California            93940            8.12500              Fixed
GMAC     GMAC4550          Sacramento                     California            95821            7.62500              Fixed
GMAC     GMAC4560          Houston                        Texas                 77057            8.71875              Adjustable
GMAC     GMAC4580          Miami                          Florida               33169            8.12500              Fixed
GMAC     GMAC4590          Los Angeles                    California            90012            7.39000              Fixed
GMAC     GMAC4600          Walled Lake                    Michigan              48390            7.59000              Fixed
GMAC     GMAC4610          Kansas City                    Missouri              64111            7.62500              Fixed

GMAC     GMAC4620          Norcross                       Georgia               30093            8.25000              Fixed
GMAC     GMAC4630          Houston                        Texas                 77079            7.90000              Fixed
GMAC     GMAC4640          Clear Lake                     Texas                 77058            7.90000              Fixed
GMAC     GMAC4650          Federal Way                    Washington            98003            8.15000              Fixed
GMAC     GMAC4660          Westfield                      Massachusetts         1085             7.67000              Fixed
GMAC     GMAC4670          Christiansburg                 Virginia              24073            7.59000              Fixed
GMAC     GMAC4680          New York                       New York              10024            7.02000              Fixed


GMAC     GMAC4690          San Diego                      California            92121            7.41000              Fixed
GMAC     GMAC4700          West Des Moines                Iowa                  50266            7.34000              Fixed
GMAC     GMAC4710          Hauppauge                      New York              11788            7.91000              Fixed
GMAC     GMAC4720          North Babylon                  New York              11729            7.91000              Fixed
GMAC     GMAC4730          Newport Beach                  California            92660            7.54000              Fixed
GMAC     GMAC4740          Blair                          Nebraska              68008            7.99000              Fixed
GMAC     GMAC4750          Richmond                       Virginia              23228            8.28000              Fixed
GMAC     GMAC4760          Lakeland                       Florida               33801            7.50000              Fixed
GMAC     GMAC4770          Lakeland                       Florida               33801            7.50000              Fixed
GMAC     GMAC4780          Cocoa                          Florida               32922            7.50000              Fixed
GMAC     GMAC4790          Bossier City                   Louisiana             71111            7.27000              Fixed
GMAC     GMAC4800          Los Angeles                    California            90057            8.83000              Fixed
GMAC     GMAC4810          Sparks                         Nevada                89431            8.84000              Fixed
GMAC     GMAC4820          Austin                         Texas                 78723            8.53000              Fixed
GMAC     GMAC4830          Waco                           Texas                 76707            8.53000              Fixed
GMAC     GMAC4840          Glendale                       California            91202            7.30000              Fixed


GMAC     GMAC4850          Danbury                        Connecticut           6810             8.10000              Fixed


====================================================================================================================================
Seller   Loan Number         Original Balance          Cut-off Date Balance     Remaining Term         Maturity Date       Due Date
====================================================================================================================================
GMAC     GMAC4440             13,100,000.00               13,081,110.09              119                 11/1/07              01
GMAC     GMAC4450              1,620,000.00               1,618,856.62                83                 11/1/04              01
GMAC     GMAC4460              1,037,000.00               1,036,268.10                83                 11/1/04              01
GMAC     GMAC4470                710,000.00                 709,498.89                83                 11/1/04              01
GMAC     GMAC4480              2,800,000.00               2,798,073.06               143                 11/1/09              01
GMAC     GMAC4490              2,500,000.00               2,498,364.65               119                 11/1/07              01
GMAC     GMAC4500              2,200,000.00               2,198,600.00               131                 11/1/08              01
GMAC     GMAC4510              6,030,000.00               6,025,862.77               155                 11/1/10              01
GMAC     GMAC4515              3,000,000.00               2,982,847.98               119                 11/1/07              01
GMAC     GMAC4520             27,450,000.00              27,424,139.09               179                 11/1/12              01
GMAC     GMAC4530              3,500,000.00               3,497,479.50               119                 11/1/07              01
GMAC     GMAC4540             17,250,000.00              17,232,227.02               119                 11/1/07              01
GMAC     GMAC4550              2,400,000.00               2,398,262.95               119                 11/1/07              01
GMAC     GMAC4560              1,700,000.00               1,698,325.08                83                 11/1/04              01
GMAC     GMAC4580              2,437,500.00               2,435,905.54               119                 11/1/07              01
GMAC     GMAC4590             18,500,000.00              18,485,965.09               119                 11/1/07              01
GMAC     GMAC4600              2,400,000.00               2,398,250.70               119                 11/1/07              01
GMAC     GMAC4610              5,100,000.00               5,096,308.77               119                 11/1/07              01

GMAC     GMAC4620              2,100,000.00               2,098,660.90               119                 11/1/07              01
GMAC     GMAC4630              1,750,000.00               1,748,801.74                83                10/31/04              01
GMAC     GMAC4640              2,000,000.00               1,998,630.56                83                10/31/04              01
GMAC     GMAC4650              6,200,000.00               6,195,964.95               120                11/24/07              01
GMAC     GMAC4660             17,500,000.00              17,487,448.08               119                 11/1/07              01
GMAC     GMAC4670              7,700,000.00               7,694,387.66               119                 11/1/07              01
GMAC     GMAC4680             13,000,000.00              13,000,000.00               120                 12/1/07              01


GMAC     GMAC4690              8,650,000.00               8,643,463.88               119                10/31/07              01
GMAC     GMAC4700             11,600,000.00              11,591,111.53               119                 11/1/07              01
GMAC     GMAC4710              3,575,000.00               3,572,088.29               143                 11/1/09              01
GMAC     GMAC4720              5,625,000.00               5,620,418.64               143                 11/1/09              01
GMAC     GMAC4730              7,550,000.00               7,544,441.53               131                 11/1/08              01
GMAC     GMAC4740              1,390,000.00               1,389,065.44               119                 11/1/07              01
GMAC     GMAC4750              1,375,000.00               1,373,618.73               119                 11/1/07              01
GMAC     GMAC4760              1,222,000.00               1,221,093.10                83                 11/1/04              01
GMAC     GMAC4770              1,494,000.00               1,492,891.24                83                 11/1/04              01
GMAC     GMAC4780                711,000.00                 710,472.33                83                 11/1/04              01
GMAC     GMAC4790              6,100,000.00               6,095,260.30               119                 11/1/07              01
GMAC     GMAC4800              4,100,000.00               4,093,461.65               118                  9/2/07              01
GMAC     GMAC4810              3,938,000.00               3,884,426.80               175                  7/1/12              01
GMAC     GMAC4820              2,000,000.00               1,998,071.67               119                 11/1/07              01
GMAC     GMAC4830              5,700,000.00               5,694,504.26               119                 11/1/07              01
GMAC     GMAC4840              4,540,000.00               4,540,000.00               120                 12/1/07              01


GMAC     GMAC4850             23,000,000.00              23,000,000.00               120                 12/1/07              01

====================================================================================================================================
Seller   Loan Number   Monthly Payment          Index                 Margin       Next Rate Adjustment    Rate Adjustment Frequency
====================================================================================================================================
GMAC     GMAC4440         93,036.57         Not Applicable               -                                       Not Applicable
GMAC     GMAC4450         11,605.88         Not Applicable               -                                       Not Applicable
GMAC     GMAC4460          7,429.19         Not Applicable               -                                       Not Applicable
GMAC     GMAC4470          5,086.53         Not Applicable               -                                       Not Applicable
GMAC     GMAC4480         20,301.94         Not Applicable               -                                       Not Applicable
GMAC     GMAC4490         18,562.43         Not Applicable               -                                       Not Applicable
GMAC     GMAC4500         16,543.33         Not Applicable               -                                       Not Applicable
GMAC     GMAC4510         43,784.48         Not Applicable               -                                       Not Applicable
GMAC     GMAC4515         35,127.02         Not Applicable               -                                       Not Applicable
GMAC     GMAC4520        193,992.16         Not Applicable               -                                       Not Applicable
GMAC     GMAC4530         24,833.00         Not Applicable               -                                       Not Applicable
GMAC     GMAC4540        134,569.86         Not Applicable               -                                       Not Applicable
GMAC     GMAC4550         16,987.05         Not Applicable               -                                       Not Applicable
GMAC     GMAC4560         13,939.66         One Month LIBOR           2.750                                      Monthly
GMAC     GMAC4580         18,098.37         Not Applicable               -                                       Not Applicable
GMAC     GMAC4590        127,964.08         Not Applicable               -                                       Not Applicable
GMAC     GMAC4600         16,929.30         Not Applicable               -                                       Not Applicable
GMAC     GMAC4610         36,097.48         Not Applicable               -                                       Not Applicable

GMAC     GMAC4620         15,776.60         Not Applicable               -                                       Not Applicable
GMAC     GMAC4630         12,719.09         Not Applicable               -                                       Not Applicable
GMAC     GMAC4640         14,536.11         Not Applicable               -                                       Not Applicable
GMAC     GMAC4650         46,143.38         Not Applicable               -                                       Not Applicable
GMAC     GMAC4660        124,406.09         Not Applicable               -                                       Not Applicable
GMAC     GMAC4670         54,314.84         Not Applicable               -                                       Not Applicable
GMAC     GMAC4680         87,548.17         Not Applicable               -                                       Not Applicable


GMAC     GMAC4690         59,949.87         Not Applicable               -                                       Not Applicable
GMAC     GMAC4700         79,841.80         Not Applicable               -                                       Not Applicable
GMAC     GMAC4710         26,476.92         Not Applicable               -                                       Not Applicable
GMAC     GMAC4720         41,659.49         Not Applicable               -                                       Not Applicable
GMAC     GMAC4730         52,997.64         Not Applicable               -                                       Not Applicable
GMAC     GMAC4740         10,189.64         Not Applicable               -                                       Not Applicable
GMAC     GMAC4750         10,868.77         Not Applicable               -                                       Not Applicable
GMAC     GMAC4760          8,544.40         Not Applicable               -                                       Not Applicable
GMAC     GMAC4770         10,446.26         Not Applicable               -                                       Not Applicable
GMAC     GMAC4780          4,971.42         Not Applicable               -                                       Not Applicable
GMAC     GMAC4790         41,695.53         Not Applicable               -                                       Not Applicable
GMAC     GMAC4800         33,931.02         Not Applicable               -                                       Not Applicable
GMAC     GMAC4810         39,567.87         Not Applicable               -                                       Not Applicable
GMAC     GMAC4820         16,145.00         Not Applicable               -                                       Not Applicable
GMAC     GMAC4830         46,013.24         Not Applicable               -                                       Not Applicable
GMAC     GMAC4840         31,124.92         Not Applicable               -                                       Not Applicable


GMAC     GMAC4850        170,371.97         Not Applicable               -                                       Not Applicable


=====================================================================================================================
Seller   Loan Number       Rate Cap       Rate Floor       ARD Loan      Defeasance Loan         Master Servicing Fee
=====================================================================================================================
GMAC     GMAC4440         -                  -                No              NAP                       0.0200
GMAC     GMAC4450         -                  -                No              NAP                       0.0200
GMAC     GMAC4460         -                  -                No              NAP                       0.0200
GMAC     GMAC4470         -                  -                No              NAP                       0.0200
GMAC     GMAC4480         -                  -                No              NAP                       0.0200
GMAC     GMAC4490         -                  -                No              NAP                       0.0200
GMAC     GMAC4500         -                  -                No              NAP                       0.0200
GMAC     GMAC4510         -                  -                No              NAP                       0.0200
GMAC     GMAC4515         -                  -                No              NAP                       0.0200
GMAC     GMAC4520         -                  -                No              NAP                       0.0200
GMAC     GMAC4530         -                  -                No              NAP                       0.0200
GMAC     GMAC4540         -                  -                No              NAP                       0.0200
GMAC     GMAC4550         -                  -                No              NAP                       0.0200
GMAC     GMAC4560         -                  -                No              NAP                       0.0200
GMAC     GMAC4580         -                  -                No              NAP                       0.0200
GMAC     GMAC4590         -                  -                No              NAP                       0.0200
GMAC     GMAC4600         -                  -                No              NAP                       0.0200
GMAC     GMAC4610         -                  -                No              NAP                       0.0200

GMAC     GMAC4620         -                  -                No              NAP                       0.0200
GMAC     GMAC4630         -                  -                No              NAP                       0.0200
GMAC     GMAC4640         -                  -                No              NAP                       0.0200
GMAC     GMAC4650         -                  -                No              NAP                       0.0200
GMAC     GMAC4660         -                  -                No              NAP                       0.0200
GMAC     GMAC4670         -                  -                No              NAP                       0.0200
GMAC     GMAC4680         -                  -                No              NAP                       0.0200


GMAC     GMAC4690         -                  -                No              NAP                       0.0200
GMAC     GMAC4700         -                  -                No              NAP                       0.0200
GMAC     GMAC4710         -                  -                No              NAP                       0.0200
GMAC     GMAC4720         -                  -                No              NAP                       0.0200
GMAC     GMAC4730         -                  -                No              NAP                       0.0200
GMAC     GMAC4740         -                  -                No              NAP                       0.0200
GMAC     GMAC4750         -                  -                No              NAP                       0.0200
GMAC     GMAC4760         -                  -                No              NAP                       0.0200
GMAC     GMAC4770         -                  -                No              NAP                       0.0200
GMAC     GMAC4780         -                  -                No              NAP                       0.0200
GMAC     GMAC4790         -                  -                No              NAP                       0.0200
GMAC     GMAC4800         -                  -                No              NAP                       0.0200
GMAC     GMAC4810         -                  -                No              NAP                       0.0200
GMAC     GMAC4820         -                  -                No              NAP                       0.0200
GMAC     GMAC4830         -                  -                No              NAP                       0.0200
GMAC     GMAC4840         -                  -                No              NAP                       0.0200


GMAC     GMAC4850         -                  -                No              NAP                       0.0200

====================================================================================================================================
Seller   Loan Number            Property Name                                               Property Address
====================================================================================================================================
GMAC     GMAC4860               CVS Drugstore                                               295 and 299 East Baltimore Pike
GMAC     GMAC4870               Canterbury Court Apartments                                 9951 Academy Road
GMAC     GMAC4880               Village of Canterbury Apartments                            9000 Rembrandt Circle
GMAC     GMAC4900               Union Block Building                                        716 Idaho Street
GMAC     GMAC4910               Northern Lights Hotel                                       598 West Northern Lights Boulevard
GMAC     GMAC4920               Highline Club Apartments                                    22123 Solomon Boulevard
GMAC     GMAC4930               Landmark Apartment and Russell Lamson Apartments            324 Main St. / 209 West 5th St.
GMAC     GMAC4930A              Landmark Apartments                                         324 Main Street
GMAC     GMAC4930B              Russell Lamson Apartments                                   209 West 5th Street
GMAC     GMAC4940               Stadium Club Apartments                                     210 Lanier Drive
GMAC     GMAC4970               North Isle Village                                          50 Gibbs Road
GMAC     GMAC4980               Boulevard Gardens Apartments                                30th Avenue and 57th Street
                                                                                            165, 185, 193, 201, 205, 209, 210, 325-
                                                                                            333, 345, 355, 361, and 365 Clinton
GMAC     GMAC4990               Clinton Hill Apartments                                     Avenue


====================================================================================================================================
Seller   Loan Number       City                           State                 Zip Code      Current Rate        Interest Type
====================================================================================================================================
GMAC     GMAC4860          Media                          Pennsylvania          19063            7.37500              Fixed
GMAC     GMAC4870          Philadelphia                   Pennsylvania          19114            7.18000              Fixed
GMAC     GMAC4880          Newark                         Delaware              19702            7.09000              Fixed
GMAC     GMAC4900          Boise                          Idaho                 83702            7.50000              Fixed
GMAC     GMAC4910          Anchorage                      Alaska                99503            8.35000              Fixed
GMAC     GMAC4920          Novi                           Michigan              48375            7.26000              Fixed
GMAC     GMAC4930          Various                        Iowa                                   7.85000              Fixed
GMAC     GMAC4930A         Davenport                      Iowa                  52805            0.00000
GMAC     GMAC4930B         Waterloo                       Iowa                  50701            0.00000
GMAC     GMAC4940          Statesboro                     Georgia               30458            7.87500              Fixed
GMAC     GMAC4970          Coram                          New York              11727            8.50000              Fixed
GMAC     GMAC4980          Woodside (Queens)              New York              11377            8.62500              Fixed


GMAC     GMAC4990          Brooklyn                       New York              11238            9.00000              Fixed


====================================================================================================================================
Seller   Loan Number         Original Balance          Cut-off Date Balance     Remaining Term         Maturity Date       Due Date
====================================================================================================================================
GMAC     GMAC4860              2,100,000.00                2,100,000.00              240                12/1/17               01
GMAC     GMAC4870              4,700,000.00                4,700,000.00              120                12/1/07               01
GMAC     GMAC4880             13,500,000.00               13,500,000.00              121                 1/1/08               01
GMAC     GMAC4900              1,800,000.00                1,797,948.16              119                11/1/07               01
GMAC     GMAC4910              5,000,000.00                5,000,000.00              120                12/1/07               01
GMAC     GMAC4920              9,000,000.00                9,000,000.00              120                12/1/07               01
GMAC     GMAC4930              3,000,000.00                3,000,000.00              120                12/1/07               01
GMAC     GMAC4930A                       -                           -                 0                                      00
GMAC     GMAC4930B                       -                           -                 0                                      00
GMAC     GMAC4940              1,750,000.00                1,748,122.18               83                11/1/04               01
GMAC     GMAC4970             22,750,000.00               22,622,389.01              351                 3/1/27               01
GMAC     GMAC4980             15,000,000.00               14,899,006.98              349                 1/1/27               01


GMAC     GMAC4990             17,000,000.00               16,923,733.73              352                 4/1/27               01

====================================================================================================================================
Seller   Loan Number   Monthly Payment          Index                 Margin       Next Rate Adjustment    Rate Adjustment Frequency
====================================================================================================================================
GMAC     GMAC4860        16,757.31          Not Applicable            -                                          Not Applicable
GMAC     GMAC4870        31,839.44          Not Applicable            -                                          Not Applicable
GMAC     GMAC4880        90,633.30          Not Applicable            -                                          Not Applicable
GMAC     GMAC4900        13,301.84          Not Applicable            -                                          Not Applicable
GMAC     GMAC4910        39,757.20          Not Applicable            -                                          Not Applicable
GMAC     GMAC4920        61,456.92          Not Applicable            -                                          Not Applicable
GMAC     GMAC4930        22,857.18          Not Applicable            -                                          Not Applicable
GMAC     GMAC4930A              -           Not Applicable            -                                          Not Applicable
GMAC     GMAC4930B              -           Not Applicable            -                                          Not Applicable
GMAC     GMAC4940        13,362.19          Not Applicable            -                                          Not Applicable
GMAC     GMAC4970       174,927.82          Not Applicable            -                                          Not Applicable
GMAC     GMAC4980       116,668.46          Not Applicable            -                                          Not Applicable


GMAC     GMAC4990       136,785.84          Not Applicable            -                                          Not Applicable


=====================================================================================================================
Seller   Loan Number       Rate Cap       Rate Floor       ARD Loan      Defeasance Loan         Master Servicing Fee
=====================================================================================================================
GMAC     GMAC4860         -                  -                No              NAP                       0.0200
GMAC     GMAC4870         -                  -                No              NAP                       0.0200
GMAC     GMAC4880         -                  -                No              NAP                       0.0200
GMAC     GMAC4900         -                  -                No              NAP                       0.0200
GMAC     GMAC4910         -                  -                No              NAP                       0.0200
GMAC     GMAC4920         -                  -                No              NAP                       0.0200
GMAC     GMAC4930         -                  -                No              NAP                       0.0200
GMAC     GMAC4930A        -                  -                No              No                        0.0200
GMAC     GMAC4930B        -                  -                No              No                        0.0200
GMAC     GMAC4940         -                  -                No              NAP                       0.0200
GMAC     GMAC4970         -                  -                No              NAP                       0.0200
GMAC     GMAC4980         -                  -                No              NAP                       0.0200


GMAC     GMAC4990         -                  -                No              NAP                       0.0200

                                    EXHIBIT B

                                THE MORTGAGE FILE

     The "Mortgage File" for any Mortgage Loan shall, subject to Section 2(b), collectively consist of the following documents:

     (i) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form:
          "Pay to the order of State Street Bank and Trust Company, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1997-C2, without recourse";

     (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

    (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity);

     (iv) the original or a copy of the related (Assignment of Leases) (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

     (v) an original assignment of any related (Assignment of Leases) (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause
          (iii) above;

     (vi) an original or copy of any related security agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

    (vii) an original  assignment  of any related  security  agreement  (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

   (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

     (ix) the original or a copy of the lender's title insurance policy issued as of the date of the origination of the Mortgage Loan, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property;

     (x) the original or a copy of any guaranty of the obligations of the mortgagor under the Mortgage Loan together with (A) if applicable, the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee, if any, and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator;

     (xi) (A) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Trustee and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

    (xii) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was signed on behalf of the Mortgagor; and

   (xiii) if the Mortgagor has a leasehold interest in the related Mortgaged Property, the original ground lease or a copy thereof;

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses
(iii), (v), (vii) and (x)(B), may be in the form of one or more instruments in recordable form in any applicable filing offices.

                                    EXHIBIT C

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                     REGARDING THE INDIVIDUAL MORTGAGE LOANS


     With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule C-1 hereto, that:

     (i) Ownership of Mortgage Loans. Immediately prior to the transfer thereof to the Purchaser, the Seller had good and marketable title to, and was the sole owner and holder of, such Mortgage Loan, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan (other than, in certain cases, the right of a subservicer to directly service such Mortgage
Loan). Such transfer validly assigns ownership of such Mortgage Loan to the Purchaser free and clear of any pledge, lien, encumbrance or security interest.

     (ii) Authority to Transfer Mortgage Loans. The Seller has full right and authority to sell, assign and transfer such Mortgage Loan. No provision of the Mortgage Note, Mortgage or other loan document relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan.

     (iii) Mortgage Loan Schedule. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

     (iv) Payment Record. Such Mortgage Loan was not as of the Cut-off Date, and has not been during the twelve-month period prior thereto, 30 days or more delinquent in respect of any debt service payment required thereunder, without giving effect to any applicable grace period.

     (v) Permitted Encumbrances. The Permitted Encumbrances (as defined in the Mortgage Loan Purchase Agreement of which this Exhibit C forms a part) do not materially interfere with the security intended to be provided by the related Mortgage, the current use or operation of the related Mortgaged Property or the current ability of the Mortgaged Property to generate net operating income sufficient to service the Mortgage Loan. If the Mortgaged Property is operated as a nursing facility, a hospitality property or a multifamily property, the Mortgage, together with any separate security agreement, similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest, to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property.

     (vi) Title Insurance. The lien of the related Mortgage is insured by an ALTA lender's title insurance policy ("Title Policy"), or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company, insuring the originator of such Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (or, if a title insurance policy has not yet been issued in respect of the Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of such loan). Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. The Seller has not, by act or omission, done anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer.

     (vii) No Waivers by Seller of Material Defaults. The Seller has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note.

     (viii) No Offsets, Defenses or Counterclaims. There is no valid offset, defense or counterclaim to such Mortgage Loan.

     (ix) Condition of Property; Condemnation. Except as set forth in any engineering report prepared in connection with the origination of (or obtained in connection with or otherwise following the Seller's acquisition of) such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. The Seller has no actual notice of the commencement of a proceeding for the condemnation of all or any material portion of the related Mortgaged Property.

     (x) Compliance with Usury Laws. Such Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

     (xi) Full Disbursement of Mortgage Loan Proceeds. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

     (xii) Enforceability. The related Mortgage Note and Mortgage and all other documents and instruments evidencing, guaranteeing, insuring or otherwise securing such Mortgage Loan have been duly and properly executed by the parties thereto, and each is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (xiii) Insurance. All improvements upon the related Mortgaged Property are insured against loss by hazards of extended coverage in an amount (subject to a customary deductible) at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full replacement cost of the improvements located on such Mortgaged Property and the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. If any portion of the related Mortgaged Property was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards, and flood insurance was available, a flood insurance policy meeting any requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable value of such Mortgaged Property, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, and (4) 100% of the replacement cost of the improvements located on such Mortgaged Property. In addition, the Mortgage requires the Mortgagor to maintain in respect of the Mortgaged Property comprehensive general liability insurance in amounts generally required by the Seller, and at least six months rental or business interruption insurance, and all such insurance required by the Mortgage to be maintained is in full force and effect. Each such insurance policy requires prior notice to the holder of the Mortgage of termination or cancellation, and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured.

     (xiv) Environmental Condition. The related Mortgaged Property was subject to one or more environmental site assessments (or an update of a previously conducted assessment), which was (were) performed on behalf of the Seller, or as to which the related report was delivered to the Seller in connection with its origination or acquisition of such Mortgage Loan; and the Seller, having made no independent inquiry other than reviewing the resulting report(s) and/or employing an environmental consultant to perform the assessment(s) referenced herein, has no knowledge of any material and adverse environmental conditions or circumstance affecting such Mortgaged Property that was not disclosed in the related report(s). The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Purchaser, or its successors and assigns in respect of the Mortgage Loan, to any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any other applicable federal, state or local environmental law, and the Seller has not received any actual notice of a material violation of CERCLA or any applicable federal, state or local environmental law with respect to the related Mortgaged Property that was not disclosed in the related report. The related Mortgage or loan documents in the related Mortgage File requires the Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

     (xv) No Cross-Collateralization with Other Mortgage Loans. Such Mortgage Loan is not cross-collateralized with any mortgage loan that will not be included in the Trust Fund.

     (xvi) Waivers and Modifications. The terms of the related Mortgage and the Mortgage Note have not been impaired, waived, altered or modified in any material respect, except as specifically set forth in the related Mortgage File.

     (xvii) Taxes and Assessments. There are no delinquent taxes, ground rents, assessments for improvements or other similar outstanding charges affecting the related Mortgaged Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be payable thereon.

     (xviii) Mortgagor's Interest in Mortgaged Property. Except in the case of six Mortgage Loans as to which the interest of the related Mortgagor in the related Mortgaged Property is in whole or in part a leasehold estate, the interest of the related Mortgagor in the related Mortgaged Property consists of a fee simple estate in real property.

     (xix)  Whole  Loan.   Each  Mortgage  Loan  is  a  whole  loan  and  not  a
participation interest.

     (xx) Valid Assignment. The assignment of the related Mortgage referred to in clause (iii) of Exhibit B constitutes the legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee. The Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject only to Permitted Encumbrances, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases, not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

     (xxi) Escrows. All escrow deposits relating to such Mortgage Loan that are, as of the Closing Date, required to be deposited with the mortgagee or its agent have been so deposited.

     (xxii) No Mechanics' or Materialmen's Liens. As of the date of origination of such Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing Date, the related Mortgaged Property was and is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof which create a lien prior to that created by the related Mortgage, except those which are insured against by the Title Policy referred to in (vi) above.

     (xxiii) No Material Encroachments. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of such Mortgage Loan), as of the date of such origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to any material extent (unless affirmatively covered by the title insurance referred to in paragraph (vi) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent. To the Seller's knowledge, based upon opinions of counsel and/or other due diligence customarily performed by the Seller, the improvements located on or forming part of such Mortgaged Property comply in all material respects with applicable zoning laws and ordinances (except to the extent that they may constitute legal non-conforming uses).

     (xxiv) Originator Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

     (xxv) No Material Default. (A) To the Seller's knowledge, there exists no material default, breach or event of acceleration under the related Mortgage or Mortgage Note, and (B) the Seller has not received actual notice of any event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach or event of acceleration that specifically pertains to any matter otherwise covered or addressed by any other representation and warranty made by the Seller herein.

     (xxvi) Adjustable Mortgage Rate. If the Mortgage Loan has an adjustable Mortgage Rate, all of the terms of the related Mortgage Note pertaining to interest rate adjustments, payment adjustments and adjustments of the principal balance are enforceable and such adjustments will not affect the priority of the lien of the related Mortgage, and all such adjustments and all calculations made before the Cut-off Date were made correctly and in full compliance with the terms of the related Mortgage and Mortgage Note.

     (xxvii) No Equity Participation or Contingent Interest. The Mortgage Loan contains no equity participation by the lender, and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or for negative amortization.

     (xxviii) No Advances of Funds. No holder of the Mortgage Loan has, to the Seller's knowledge, advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

     (xxix) Licenses, Permits, Etc. To the Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans by the Seller, as of the date of origination of the Mortgage Loan, the related Mortgagor or operator of the related Mortgaged Property was in possession of all material licenses, permits and authorizations required by applicable laws for the ownership and operation of the related Mortgaged Property as it was then operated and if a related Mortgaged Property is improved by a skilled nursing, congregate care or assisted living facility, the most recent inspection or survey by governmental authorities having jurisdiction in connection with such licenses, permits and authorizations did not cite such Mortgaged Property for material violations (which shall include only "Level A" (or equivalent) violations in the case of skilled nursing facilities) that had not been cured or as to which a plan of correction had not been submitted to and accepted by such governmental authorities. To the extent such facility particpates in Medicaid or Medicare, such facility is in compliance in all material respects with the requirements of such program.

     (xxx) Servicing. The servicing and collection practices used with respect to the Mortgage Loan have complied with applicable law in all material respects and are consistent with the servicing standard set forth in Section 3.01(a) of the Pooling and Servicing Agreement.

     (xxxi) Customary Remedies. The related Mortgage or Mortgage Note, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph (xii)) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

     (xxxii) Insurance and Condemnation Proceeds. The related Mortgage provides that insurance proceeds and condemnation proceeds will be applied either to restore or repair the Mortgaged Property, or to repay the principal of the Mortgage Loan or otherwise at the option of the holder of the Mortgage.

     (xxxiii) LTV. The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80 percent of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (xxxiii) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

     (xxxiv) LTV and Significant Modifications. If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (A) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (B) satisfies the provisions of either clause (A)(1) of paragraph (xxxiii) (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2) of paragraph (xxxiii), including the proviso thereto.

     (xxxv) Inspection. In connection with the origination or acquisition of each Mortgage Loan, the Seller inspected or caused to be inspected the Mortgaged Property.

     (xxxvi) Litigation. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

     (xxxvii) Leasehold Estate. Each Mortgaged Property consists of the related Mortgagor's fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest") or if the Mortgage Loan is secured in whole or in part by a Ground Lease and a Fee Interest, either (1) the ground lessor's fee interest is subordinated to the lien of the Mortgage or (2) the following apply to such Ground Lease:

     (a) To the actual knowledge of the Seller, such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

     (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the ground lessor's related fee interest and Permitted Encumbrances;

     (c) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

     (d) Such Ground Lease is in full force and effect, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's actual knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

     (e) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor under such Ground Lease to give notice of any default by the lessee to the mortgagee, provided that the mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease, and such Ground Lease, or an estoppel letter or other agreement, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee;

     (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

     (g) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than ten years beyond the Stated Maturity Date of the related Mortgage Loan;

     (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds other than in respect of a total or substantially total loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; and

     (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed, as of the date of origination of the related Mortgage Loan, as commercially unreasonable by the Seller; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

     (j) Such Ground Lease requires the lessor to enter into a new lease in the event of a termination of the Ground Lease by reason of a default by the Mortgagor under the Ground Lease, including, rejection of the ground lease in a bankruptcy proceeding.

     (xxxviii) Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage.

     (xxxix) Lien Releases. Except in cases where either (a) a release of a portion of the Mortgaged Property was contemplated at origination of the Mortgage Loan and such portion was not considered material for purposes of underwriting the Mortgage Loan or (b) release is conditioned upon the satisfaction of certain underwriting and legal requirements and the payment of a release price, the related Mortgage Note or Mortgage does not require the holder thereof to release all or any portion of the Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under such Mortgage Loan.

     (xl) Junior Liens. The Mortgage Loan does not permit the related Mortgaged Property to be encumbered by any lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar conditions specified therein.

     (xli) Mortgagor Bankruptcy. To the Seller's knowledge, the Mortgagor is not a debtor in any state or federal bankruptcy or insolvency proceeding.

     (xlii) Due Organization of Mortgagors. As of the date of origination of each Mortgage, each related Mortgagor which is not a natural person was duly organized and validly existing under the laws of the state of its jurisdiction.

     It is understood and agreed that the representations and warranties set forth in this Exhibit C shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser, and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                            SCHEDULE C-1 to EXHIBIT C

                    REPRESENTATIONS AND WARRANTIES EXCEPTIONS


Exception to representation (xxxvii)(b) Leasehold Estate

     West End  Self  Storage  (GMAC  4750) - A  mortgage  exists  on the  ground
     lessor's  fee  interest.   However,  a  subordination  and  non-disturbance
     agreement has been executed and delivered by the holder of such mortgage.

Representation (xxiii) No Material Encroachment

     Crystal Court Apartments I (GMAC 4760) - The property is developed with multiple buildings, some of which encroach against setback lines on a property line common with the property which is collateral for Crystal Court Apartments II (GMAC 4770). However, the subject property is a legal non-conforming use.

Crystal Court Apartments II (GMAC 4770) - The property is developed with multiple buildings, some of which encroach against setback lines on a property line common with the property which is collateral for Crystal Court Apartments I (GMAC 4760). However, the subject property is a legal non-conforming use.

                                   EXHIBIT D-1

                      FORM OF CERTIFICATE OF AN OFFICER OF
                                   THE SELLER

    Certificate of Officer of GMAC Commercial Mortgage Corporation ("GMACCM")

     I, _________________,  a _________________ of GMACCM (the "Seller"), hereby certify as follows:

     The Seller is a corporation duly organized and validly existing under the laws of the State of California.

     Attached hereto as Exhibit I are true and correct copies of the Certificate of Incorporation and By-Laws of the Seller, which Certificate of Incorporation and By-Laws are on the date hereof, and have been at all times in full force and effect.

     To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

     Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Seller and his genuine signature is set forth opposite his name:

         Name                       Office                         Signature
         ----                       ------                         ---------





     Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated as of December 17, 1997 (the "Purchase Agreement"), between the Seller and GMAC Commercial Mortgage
Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

     Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of December [ ], 1997.



                                             By:________________________________

                                             Name:

                                             Title:




     I, [name], [title], hereby certify that ________________ is a duly elected or appointed, as the case may be, qualified and acting ______________ of the Seller and that the signatures appearing above is her genuine signatures.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of December [ ], 1997.



                                             By:________________________________

                                             Name:

                                             Title:

                                   EXHIBIT D-2

                        FORM OF CERTIFICATE OF THE SELLER

               Certificate of GMAC Commercial Mortgage Corporation


     In connection with the execution and delivery by GMAC Commercial Mortgage Corporation (the "Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of December 17, 1997 (the "Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Seller, the Seller hereby certifies that (i) the representations and warranties of the Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

     Certified this ___ day of December, 1997.

                                            GMAC COMMERCIAL MORTGAGE CORPORATION



                                             By:________________________________

                                             Name:

                                             Title:

                                  EXHIBIT D-3A

                   FORM OF OPINION I OF COUNSEL TO THE SELLER


December [    ], 1997


To: Persons on Annex A


Re:  GMAC Commercial Mortgage Corporation,
     Mortgage Pass-Through Certificates, Series 1997-C2

Ladies and Gentlemen:

     I am General Counsel to GMAC Commercial Mortgage Corporation (the "Seller"). In that capacity, I am familiar with the issuance of certain Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates"), evidencing undivided interests in a trust fund (the "Trust Fund") consisting primarily of certain mortgage loans (the "Mortgage Loans"), pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1997 (the "Pooling and Servicing Agreement"), among GMAC Commercial Mortgage Securities, Inc. (the "Company") as depositor, the Seller as master servicer and special servicer and State Street Bank and Trust Company as trustee (the "Trustee").

     Certain of the Mortgage Loans were purchased by the Company from Goldman Sachs Mortgage Company ("GSMC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 17, 1997 (the "Goldman Mortgage Loan Purchase Agreement"), between Goldman and the Company. Certain of the Mortgage Loans were purchased by the Company from the Seller, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 17, 1997 (the "GMACCM Mortgage Loan Purchase Agreement"), between the Company and the Seller. Certain of the Mortgage Loans were purchased by the Company from German American Capital Corporation ("GACC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 17, 1997 (the "GACC Mortgage Loan Purchase Agreement"), between GACC and the Company. The Pooling and Servicing Agreement and the GMACCM Mortgage Loan Purchase Agreement are referred to herein together as the "Agreements". Capitalized terms not defined herein have the meanings set forth in the Agreements. This opinion is rendered pursuant to Section 8(e) of the GMACCM Mortgage Loan Purchase Agreement.

December [    ], 1997
Page 2

     The Company has sold the Class X, Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates (collectively, the "Publicly Offered Certificates") to Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. as representatives (the "Representatives") for themselves and the other underwriters (the "Underwriters") named in the Underwriting Agreement, dated as of December 17, 1997 (the "Underwriting Agreement"), among the Company, the Seller, and the Representatives, and sold the Class F, Class G, Class H, Class J, Class K, Class R-I, Class R-II and Class R-III Certificates (collectively, the "Privately Offered Certificates") to Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. as initial purchasers (the "Initial Purchasers") pursuant to the Certificate Purchase Agreement, dated as of December 17, 1997 (the "Certificate Purchase Agreement"), among the Company, the Seller and the Initial Purchasers.

     In connection with rendering this opinion letter, I have examined or have caused persons under my supervision to examine the Agreements and such other records and other documents as I have deemed necessary. I have further assumed that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. As to matters of fact, I have examined and relied upon representations of parties contained in the Agreements and, where I have deemed appropriate, representations and certifications of officers of the Company, the Seller, the Trustee, other transaction participants or public officials. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures other than officers of the Seller and the conformity to the originals of all documents submitted to me as copies. I have assumed that all parties, except for the Company and] the Seller, had the corporate power and authority to enter into and perform all obligations thereunder. As to such parties, I also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents. I have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreements.

     In rendering this opinion letter, I do not express any opinion concerning any law other than the law of the Commonwealth of Pennsylvania, the General Corporation Law of the State of Delaware and the federal law of the United
States, and I do not express any opinion concerning the application of the "doing business" laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. To the extent that any of the matters upon which I am opining herein are governed by laws ("Other Laws") other than the laws identified in the preceding sentence, I have assumed with your permission and without independent verification or investigation as to the reasonableness of such assumption, that such Other Laws and judicial interpretation thereof do not vary in any respect material to this opinion from the corresponding laws of the Commonwealth of Pennsylvania and judicial interpretations thereof. I do not express any opinion on any issue not expressly addressed below.

December [    ], 1997
Page 3


     Based upon the foregoing, I am of the opinion that:

1. The Seller is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California, and has the requisite power and authority, corporate or other, to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Agreements.

2. Each of the Agreements has been duly and validly authorized, executed and delivered by the Seller and, upon due authorization, execution and delivery by the other parties thereto, will constitute the valid, legal and binding agreements of the Seller, enforceable against the Seller in accordance with their terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreements which purport to provide indemnification with respect to securities law violations.

3. No consent, approval, authorization or order of the Commonwealth of Pennsylvania, or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of the Agreements, except for those consents, approvals, authorizations or orders which previously have been obtained.

4. Neither the consummation of any of the transactions contemplated by, nor the fulfillment by the Seller of any other of the terms of, the Agreements, will result in a material breach of any term or provision of the charter or bylaws of the Seller or any Commonwealth of Pennsylvania or federal statute or regulation or conflict with, result in a material breach, violation or acceleration of or constitute a material default under the terms of any indenture or other material agreement or instrument to which the Seller is a party or by which it is bound or any order or regulation of any Commonwealth of Pennsylvania or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller.

December [    ], 1997
Page 4


     This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity, except Orrick, Herrington & Sutcliffe LLP, is entitled to rely hereon without prior written consent. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document without my prior written consent.


                                                 Very truly yours,




                                                 Maria Corpora-Buck
                                                 General Counsel

December [    ], 1997
Page 5


                                                                         Annex A



GMAC Commercial Mortgage Securities, Inc.
Goldman, Sachs & Co.
Deutsche Morgan Grenfell Inc.
Residential Funding Securities Corporation
State Street Bank and Trust Company
Moody's Investor's Service, Inc.
Duff & Phelps Credit Rating Co.

                                  EXHIBIT D-3B

                   FORM OF OPINION II OF COUNSEL TO THE SELLER


                                December 23, 1997


[GMAC Commercial Mortgage Securities, Inc.]


[Underwriters]



Re:      GMAC Commercial Mortgage Corporation,
         Mortgage Pass-Through Certificates, Series 1997-C2
         --------------------------------------------------

Ladies and Gentlemen:

     This opinion is being provided to you by the undersigned, as special counsel to GMAC Commercial Mortgage Corporation ("GMACCM"), pursuant to Section 8(e) of the Mortgage Loan Purchase Agreement, dated December 17, 1997 (the "GMACCM Mortgage Loan Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. (the "Purchaser") and GMACCM as the Seller, (in such capacity the "Seller"), relating to the sale by the Seller of certain mortgage loans (the "Mortgage Loans"), and pursuant to Section 6.11 of the Underwriting Agreement, dated September 25, 1997, between the Purchaser and Goldman, Sachs & Co. and Deutsche Mortgan Grenfell Inc., relating to that certain Pooling and Servicing Agreement, dated as of December 1, 1997, among GMACCM as special servicer and master servicer (in such respective capacities, the "Special Servicer" and the "Master Servicer"), Purchaser, and State Street Bank and Trust Company, as trustee (the "Pooling and Servicing Agreement," and together with the GMACCM Mortgage Loan Purchase Agreement, the "Agreements"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Agreements.

     In rendering this opinion, we have examined and relied upon executed copies of the Agreements and originals or copies, certified or otherwise identified to our satisfaction, of such certificates and other documents as we have deemed appropriate for the purposes of rendering this opinion. We have examined and relied upon, among other things, the documents and opinions delivered to you at the closing being held today relating to the Certificates, as well as (a) the Prospectus and the Memorandum, (b) an executed copy of the Mortgage Loan
Purchase Agreement, and (c) an executed copy of the Pooling and Servicing Agreement.

     In conducting our examination, we have assumed, without investigation, the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have, with your permission, also relied upon the opinion of even date herewith of Maria Corpora-Buck, Esq., General Counsel to GMACCM, addressed to you. As to any facts material to the opinions expressed herein which were not independently established or verified, we have relied upon oral or written statements and representations of officers and other representatives of GMACCM and others.

     We are members of the bar of the State of New York and do not purport to be experts on or to express any opinion herein concerning any laws other than the laws of the State of New York and the federal laws of the United States of America. We express no opinion herein as to the laws of any other jurisdiction.

     Based upon the matters stated herein and upon such investigation as we have deemed necessary, we are of the opinion that the Agreements have been duly authorized, executed and delivered by GMACCM and, upon due authorization, execution and delivery by the Purchaser, will each constitute a valid, legal and binding agreement of GMACCM, enforceable against GMACCM in accordance with its respective terms, except as enforceability may be limited by (a) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws relating to or affecting the enforcement of creditors rights generally and (b) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

     In rendering the opinions expressed above, we express no opinion regarding any severability provision in the Agreements or regarding the legal, valid and binding effect or the enforceability of any indemnification provision in the Agreements to the extent that any such provisions may be deemed to cover matters under the federal securities laws. The opinions expressed above are subject to the further qualification that certain of the remedial provisions in the Agreements may be limited or rendered ineffective or unenforceable in whole or in part under the laws of the State of New York (but the inclusion of such provisions does not make the remedies provided by the Agreements inadequate for the practical realization of the rights and benefits purported to be provided thereby, except for the economic consequences of procedural or other delay).

     We have not ourselves checked the accuracy or completeness of, or otherwise independently verified, the information furnished with respect to the Prospectus or the Memorandum. In addition, as you are aware, we did not examine or review the Mortgage Files. However, in the course of the preparation by the Purchaser of the Prospectus and the Memorandum, we have participated in conferences with certain officers of GMACCM, the Purchaser, counsel to the Purchaser and your representatives, during which the contents of the Prospectus and the Memorandum and related matters were discussed. On the basis of the discussions referred to above, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Prospectus and the Memorandum, and without independent check or verification except as stated, no facts have come to our attention that have caused us to believe that either the Prospectus or the Memorandum (other than financial and statistical data included or not included therein or incorporated by reference therein, as to which we express no opinion), as of its issue date, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge or awareness, we are referring to the actual knowledge of the Orrick, Herrington & Sutcliffe LLP attorneys who have represented you in connection with the transactions contemplated by the Agreements. Except as expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of such facts and no inference as to our knowledge concerning such facts should be drawn from the fact that such representation has been undertaken by us.

     This letter is limited to the specific issues addressed herein and the opinion rendered above is limited in all respects to laws and facts existing on the date hereof. By rendering this opinion, we do not undertake to advise you with respect to any other matter or of any change in such laws or facts or in the interpretations of such laws which may occur after the date hereof.

     We are furnishing this opinion to you solely for your benefit. This opinion is not to be used, circulated, quoted or otherwise referred to for any other purpose, except that the persons listed on Exhibit A hereto may rely upon this opinion in connection with their rating of the Certificates to the same extent as if this opinion had been addressed to them.

                                              Very truly yours,



                                              ORRICK, HERRINGTON & SUTCLIFFE LLP




                                     E-436